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                                  EXHIBIT 13.1

          SECTION 906 CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER AND
                          PRINCIPAL FINANCIAL OFFICER

In connection with the Annual Report of Elbit Medical Imaging Ltd. (the "Company") on Form 20-F for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shimon Yitzhaki, Principal Executive Officer & Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 30, 2005

         /s/ Shimon Yitzhaki
         ---------------------------
         Shimon Yitzhaki
         Principal Executive Officer & Principal Financial Officer